Third Quarter 2024 Investor Presentation

This news release and the Company’s earnings conference call contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about CoStar Group's plans, objectives, expectations, beliefs and intentions and other statements including words such as “hope,” “anticipate,” “may,” “believe,” “expect,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology. Such statements are based upon the current beliefs and expectations of management of CoStar Group and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements. The following factors, among others, could cause or contribute to such differences: risks associated with the ability to consummate the proposed transaction with Matterport, Inc. ("Matterport") and the timing of the closing of the proposed transaction; the ability to successfully integrate operations and employees; the ability to realize anticipated benefits and synergies of the proposed mergers as rapidly or to the extent anticipated by financial analysts or investors; the potential impact of announcement of the proposed mergers or consummation of the proposed Matterport transaction on business relationships, including with employees, customers, suppliers and competitors; unfavorable outcomes of any legal proceedings that have been or may be instituted against CoStar or Matterport; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed Matterport transaction; the risk that the trends stated or implied by this release or in the earnings conference call cannot or will not be sustained at the current pace or may increase or decrease, including trends and expectations related to revenue, revenue growth, net income, non-GAAP net income, EBITDA, adjusted EBITDA, adjusted EBITDA margin, sales, net new bookings, site traffic and visitors, leads, and renewal rates; the risk that the Company is unable to sustain current Company-wide or Homes.com net new bookings; the risk that revenues for the fourth quarter and full year 2024 will not be as stated in this press release; the risk that net income for the fourth quarter and full year 2024 will not be as stated in this press release; the risk that EBITDA for the fourth quarter and full year 2024 will not be as stated in this press release; the risk that adjusted EBITDA for the fourth quarter and full year 2024 will not be as stated in this press release; the risk that non-GAAP net income and non-GAAP net income per diluted share for the fourth quarter and full year 2024 will not be as stated in this press release; the risk that we may not successfully integrate acquired businesses or assets and may not achieve anticipated benefits of an acquisition, including expected synergies; the risk that the tax rate estimates stated in this press release may change and the risk that we may experience declines in our revenues, revenue growth rates and profitability due to the impact of economic conditions on the real estate industry and our core customer base. More information about potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in CoStar Group’s filings from time to time with the Securities and Exchange Commission (the "SEC"), including in CoStar Group’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Report for the quarterly periods ended March 31, 2024 and June 30, 2024, each of which is filed with the SEC, including in the “Risk Factors” section of those filings, as well as CoStar Group’s other filings with the SEC (including Current Reports on Form 8-K) available at the SEC’s website (www.sec.gov). All forward-looking statements are based on information available to CoStar Group on the date hereof, and CoStar Group assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation includes certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Non-GAAP Net Income, Non-GAAP Net Income per Share, Organic Revenues and Acquired Revenues, which are used by our management and board of directors to measure operating performance and trends and to prepare our annual budget. You should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Reconciliation tables and other important information about the Company’s financial results and operating metrics used herein are included in the Appendix to this presentation. This presentation also contains estimates and statistical data made by independent parties and by CoStar Group related to market size, the housing rental market, agent users, site traffic, growth and other data about CoStar Group’s industry and performance. These data involve a number of assumptions and limitations, which may significantly impact their accuracy, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of future performance are necessarily subject to a high degree of uncertainty and risk. This presentation is not an offer or a solicitation of an offer to purchase any securities. Legal Disclaimer

Third Quarter 2024 Highlights

• Third quarter 2024 revenue of $693 million increased 11% year-over-year for the 54th consecutive quarter of double-digit revenue growth • Our two businesses with billion-dollar run rates delivered double-digit revenue growth • Net Income of $53 million, EBITDA of $51 million and Adjusted EBITDA of $76 million reflects significant consecutive increases and exceeded guidance • Traffic to CoStar Group sites reached 163 million average monthly unique visitors in the third quarter, an increase of 28% year-over-year* • Homes.com Network traffic reached 130 million average monthly unique visitors in the third quarter, an increase of 17% year-over-year* Third Quarter 2024 Highlights *Prior to June 1, 2024, we measured average monthly unique visitors for all CoStar Group sites using Google’s Universal Analy tics. Beginning June 1, 2024, average monthly unique visitors are measured using Google Analytics 4 (GA4), the replacement for Universal Analytics. Due to the change in methodologies, unique visitors reported prior to June 1, 2024 may not provide a meaningful comparison to unique visitors in subsequent periods.

Year-over-Year Traffic Growth of 28% in Q3 2024 - 20 40 60 80 100 120 140 160 180 200 1Q13 3Q13 1Q14 3Q14 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 3Q19 1Q20 3Q20 1Q21 3Q21 1Q22 3Q22 1Q23 3Q23 1Q24 3Q24 A ve ra g e M o n th ly U n iq u e V is it o rs ( in m ill io n s) 163 MILLION *Prior to June 1, 2024, we measured average monthly unique visitors for all CoStar Group sites using Google’s Universal Analy tics. Beginning June 1, 2024, average monthly unique visitors are measured using Google Analytics 4 (GA4), the replacement for Universal Analytics. Due to the change in methodologies, unique visitors reported prior to June 1, 2024 may not provide a meaningful comparison to unique visitors in subsequent periods.

Third Quarter and Year to Date 2024 Results Third Quarter Year to Date Revenue $693 million 11% year-over-year growth $2,027 million 12% year-over-year growth Net Income $53 million $0.13 per diluted share $79 million $0.19 per diluted share Adjusted EBITDA $76 million $129 million Net New Bookings $44 million $191 million Non-GAAP Net Income $88 million $0.22 per diluted share $192 million $0.47 per diluted share

2024 Fourth Quarter and Full Year Outlook Fourth Quarter Full Year Revenue $693 million to $703 million 9% year-over-year growth $2.72 billion to $2.73 billion 11% year-over-year growth Net Income $43 million to $49 million $0.11 to $0.12 per diluted share $122 million to $128 million $0.30 to $0.31 per diluted share Adjusted EBITDA $76 million to $86 million 12% margin $205 million to $215 million 8% margin Non-GAAP Net Income $84 million to $92 million $0.21 to $0.23 per diluted share $275 million to $283 million $0.67 to $0.69 per diluted share

Company Overview

38 years of real estate experience ~6,450 employees 3 billion+ annual visits to our websites $5 billion+ investment in research and technology 72 offices ~$5 billion in cash on hand 14 countries ~$31 billion market capitalization member of the 500 COMPANY OF THE YEAR Innovator of the Year Best Integrated Marketing Campaign CoStar Group is the Global Leader in Digitizing Real Estate *All numerical data as of September 30, 2024

38 Years of Growth and Innovation

A Global Leader in the Digital Transformation of the $300+ Trillion Real Estate Industry • Long growth runway: Global addressable market for real estate information and marketplaces estimated at > $100 billion. • Strong competitive position: Massive proprietary dataset built over 38 years with > $5 billion invested in research. • Leading Property Marketplaces: Hundreds of millions shop our online real estate marketplaces. • Successful growth track record: 54 consecutive quarters of double- digit revenue growth, both organic and through acquisitions. • Attractive financial model: 96% subscription revenue. 89% renewal rates. Strong margins, high free cash flow and a fortress balance sheet. *All data as of September 30, 2024. Subscription revenue includes all contracts regardless of term for 3Q24. Renewal rate is for the trailing twelve months ending 9/30/24, for contracts with 12 month or longer terms.

U.S. Real Estate Sources: Office – CoStar estimate Industrial – CoStar estimate Retail – CoStar estimate Rural Land – U.S. Department o f Agriculture Apartment – CoStar estimate Hotel – CoStar estimate Sing le Family – Federa l Reserve Flow of Funds and Urban Institute New Homes – Federa l Reserve Economic Data (FRED) Global Real Estate Sources: Global real estate value calculated by scaling U.S. real estate value based on the U.S. share of global GDP, Global GDP data from The World Bank United States China Germany UK India France Canada CoStar Group Offices Office (1986) Industrial (1994) Retail (2004) Rural Land (2011) Apartment (2014) Hotel (2019) Single Family Residential/ New Homes (2020) Global Real Estate: A $300 Trillion Asset Class U.S. REAL ESTATE $70 TRILLION (Year CoStar entered market) Based on 2023 Data GLOBAL REAL ESTATE $300 TRILLION

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $9 Billion $5 Billion $4 Billion Total North American Addressable Market >$15 Billion TAM Sources: CoStar, Apartments, LoopNet and Ten-X – CoStar estimate Homes.com – extrapolation of Borrell Associates “2019 Real Estate Advertisement Outlook” combined with CoStar estimate $6 Billion $40B+ North American Addressable Market, Global Market > $100B

$1.0B $1.1B$1.4B $1.7B $1.9B $2.2B $2.5B $2.7B 2019 2020 2021 2022 2023 2024E Costar Multifamily LoopNet Residential Information Services Other Marketplaces 5 YEAR CAGR 19% 8% 13% 11% 17% Strong Double-Digit Growth with Two Brands Over $1 Billion in Revenue Run Rate 14% TOTAL 5 YEAR REVENUE CAGR 116% 2023-2024 only *5 year revenue CAGR based on 2024 guidance estimates.

10 60 110 160 210 260 - 100 200 300 400 500 600 700 800 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 54 Consecutive Quarters of Double-Digit Revenue Growth Regardless of Commercial Property Transaction Volumes • 96% subscription revenue • 80% annual contracts • Resilient through market cycles • Single, integrated global platform Q u a rt e rl y R e v e n u e (i n m il li o n s ) Great Recession 2009 Revenue: -1% All data as of September 30, 2024. High Inflation 2022-2024: +12% Growth Quarterly Revenue Transaction Volumes Pandemic 2020-2021: +18% Growth

CoStar 37% Information Services 5% Multifamily 39% LoopNet 10% Residential 5% 2024E REVENUE2008 REVENUE CoStar 92% Other RevenueInformation Services More Diversified with More Countercyclical Business Mix Since the Great Recession Marketplaces 58% Information & Analytics 42% Other Marketplaces 5% Information & Analytics 100% Based on interna l CoStar data as of September 2024.

REVENUE BY CLIENT SEGMENT TOP 1,000 CLIENTS: NONE MORE THAN 2% *Revenue by client segment and by client extrapolated from December 2023 CoStar billing data. Diversified Client Base with Minimal Concentration Broker 21% Owner 34% Property Management 19% Investor 7% Lender 4% Other 15%

$0 $100 $200 $300 $400 $500 $600 $700 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Organic 77% Acquired 23% 2024 REVENUE COMPOSITION Successful Acquisition and Integration Track Record M il li o n s Organic Revenue Acquired Revenue at the time of acquisition

High-Growth, High-Margin Subscription Business Model Double-Digit Revenue Growth ✓ 23% Revenue CAGR since IPO 26 years ago ✓ Double-digit revenue growth for 54 straight quarters Predictable Subscription Services Revenue ✓ 96% subscription revenue with 80% annual contracts ✓ 95% renewal rate for clients > 5 years Strong Operating Leverage ✓ 80% gross margin ✓ Commercial information and marketplace businesses 40%+ profit margins Highly Cash Generative with Strong Balance Sheet ✓ Net cash provided by operating activities of $490 million for 2023 ✓ ~$5 billion cash versus $1 billion of debt Note: All data as of 9/30/24 unless otherwise noted.

The fastest growing U.S. residential marketplace

Our Vision Establish Homes.com as the #1 residential real estate marketplace

Homes.com by the Numbers 85M Homes.com Average Monthly Unique Visitors Millions of Leads 2.4M Residential For Sale and Rental Listings 130M Homes.com Network Average Monthly Unique Visitors $56M Annualized Net New Bookings ~11K Member Agents * Sources: Traffic data from Google Analytics for the third quarter of 2024. All other based on Internal data as of September 2024.

50 70 90 110 130 150 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Homes.com Network Traffic Reaches 130M Average Monthly Unique Visitors in Q3 Homes.com Network traffic according to Google Analytics. *Prior to June 1, 2024, we measured average monthly unique visitors for all CoStar Group sites using Google’s Universal Analytics. Beginning June 1, 2024, average monthly unique visitors are measured using Google Analytics 4 (GA4), the replacement for Universal Analytics. Due to the change in methodologies, unique visitors reported prior to June 1, 2024 may not provide a meaningful comparison to unique visitors in subsequent periods. A v e ra g e M o n th ly U n iq u e V is it o rs (i n m il lio n s )

A Better Business Model – “Your Listing, Your Lead” • The most powerful real estate digital marketing solution to sell a home • Agents are using Homes.com to sell homes faster, win more listings and grow their brands • Only Homes.com prominently displays the listing agent on the listing and connects you directly to the listing agent who knows the home best* • Competitor models divert leads from agents and their brands; taking buyer and seller leads from your listings *Comparison of Homes.com to other leading residential real estate portals.

Homes.com Displays the Listing Agent, Firm & Buyer Agent Directory

The Real Estate Portals Adhering to the Your Listing, Your Lead Principal are the Most Successful Billions in Net income (loss) for 10-year period from 2014-2023 from publicly filed financial statements. When full year 2023 was not available, trailing 12 months was used. ($1.5) ($1.0) ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 CoStar Group Rightmove REA Group Scout24 Lifull Your Listing, Your Lead ($1.5) ($1.0) ($0.5) $0.0 $0.5 $1.0 $1.5 $2.0 Zillow Redfin Not Your Listing, Your Lead

Our Proprietary Content Sets Us Apart. Consumers Aren’t Just Looking for a Home, They’re Looking for a Community 5,000+ Cities 40,000+ Parks Homes.com is digitizing rich content for communities across the U.S. 125,000+ Schools 65,000+ Condo Buildings Launched Matterport 3D Virtual Tours on Homes.com Members Listings in 94 Markets Completed 20,000+ Neighborhoods * Based on Internal data as of September 2024.

Marketing Campaign 2024 Supercharged “We’ve done your home work.”

BIGGEST invested BILLION Over a DOLLARS impressions of households BILLION 80 90% Reaching Real Estate Campaign Ever Working on behalf of the industry to help agents sign more buyer and seller agreements, drive demand for their listings and close more transactions.

Homes.com is EVERYWHERE No other competitors come close to our investment to drive leads to all agents

Homes.com Unaided Brand Awareness Up 8x to 33% 33% Sept ‘23 Sept ‘24 UP 8X 4% Source: RPA, an advertising and marketing agency.

Member Agent Listings Sell Homes Faster and For More Money Than Non-Member Agents 34X more listing shares 62X more favorites 20% more likely to go under contract within first 10 days $11K average higher sales price 50% more listings won in a month on average All data from internal CoStar database as of 9/30/24, comparing member agent listings to nonmember agent listings.

Investing to Create the #1 Residential Portal in the UK Year-Over-Year Growth +212% Traffic +348% Unique Visitors +45% Total Stock on Site +27% Listing Estate Agents +76% Sales Leads *Year over year growth as of 9/30/24. Traffic per Google Analytics. All other data from internal CoStar database as of 9/30/24.

Discover your new home. Helping 100 million renters find their perfect fit.

16% Year-over-Year Revenue Growth 67% Unaided Brand Awareness 1B Annual Visits 1M+ Rental Availabilities 43M Average Monthly Unique Visitors Apartments.com by the Numbers *All data as of 9/30/24. Revenue Run Rate based on September 2024 annualized. Traffic data for Apartments.com Network from Google Analytics Q324. Unaided brand awareness based on RPA survey question: When searching for “apartments”, what websites do you think of that list properties for rent? $1.1B Revenue Run Rate

More Apartment Communities Advertise on Apartments.com APARTMENT COMMUNITIES ~75,000 now advertise on Apartments.com

Owners & Operators Rank Apartments.com #1 in Metrics that Matter ✓Best brand awareness ✓Highest-quality leads ✓Highest lead-to-lease conversion rate ✓Generating the most applications #1 Source: Market Connections Brand Study, Q2 2024 Responses from 645 owners/operators of 18K communities, 1.5M+ units

Tremendous Opportunity Ahead in the Small to Medium Property Space Data as of September 2024 based on CoStar internal estimates. Annual revenue run rate based on annualized Q324. Excludes transactional revenue for Independent Owners. Unit Range Universe (Properties) Clients (Properties) Annual Subscription Revenue Run Rate ($M) Revenue Penetration TAM ($M) 1-49 22M 18K $66M 1% $6B 50-99 71K 12K $119M 17% $1B 100+ 107K 45K $880M 42% $2B Grand Total 23M 75K $1B 12% $9B $7B opportunity

Ten Years of Success for Apartments.com Growth Since Acquisition #1 13X 11X 4X #1 based on revenue in 2023 and YTD2024 vs. competitors. Revenue Run Rate based on YTD2024 annualized including transactional revenue. 2014 ComScore traffic data. Q324 Google Analytics traffic data. Customer data from internal database. 2014 2024 Industry Rank 5th place in highly fragmented online rental search industry The leading online rental marketplace Revenue $75 million $1 billion annual revenue run rate Traffic 4 million average monthly unique visitors 43 million average monthly unique visitors Customers 18,000 communities ~75,000 communities

A global leader in commercial real estate information, analytics, and data-driven news

CoStar by the Numbers $1B Revenue Run Rate 5M Sale Transactions 950K Listings 240K Subscribers 7M Commercial Properties 15M Lease Transactions * Revenue Run Rate based on Q3 24 annualized. All other data from CoStar internal database as of September 2024.

$0 $50 $100 $150 $200 $250 Q u a rt e rl y R e v e n u e (i n m il li o n s ) 12% Revenue Growth Rate Ten Year CAGR CoStar Product Investments Expand the Market Size, Resulting in Long-Term Double-Digit Growth Total addressable market for CoStar – CoStar estimate. CAGR based on trailing twelve-month revenue as of 9/30/24. Owners / Investors Brokers / Appraisers Lenders Hospitality Tenants $4B U.S. MARKET SIZE

1 Based on 12/31/23 Internal Data Drones 1,000+ Analysts and Economists 70 Researchers 1,600 Software Developers To facilitate the gathering of data 1,200 Data feeds and third-party dataJournalists Across North America & Europe 60 Automated data extraction Cessna capturing aerial insights 1 In-market canvassers 400 Unparalleled Research Methodology

The #1 global commercial real estate marketplace

13M Average Monthly Unique Visitors Worldwide $284M Revenue Run Rate 98% Fortune 1000 Companies Active on Site 11X #1 Google keywords than closest competitor 14% 5 Year Revenue CAGR LoopNet by the Numbers *All data as of September 2024. Run Rate based on Q324 annualized. Traffic data from Google Analytics. 390K CRE Brokers & Owners Advertising

0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 LoopNet Network crexi propertyshark commercialsearch commercialcafe officespace Instantoffices vts commercialexchange buildout officefinder propertycapsule rcm1 catylist realnex reonomy LoopNet Network vs. Competitors Commanding Share of Traffic vs. Marketplace Competitors 68x Unique Visitors of the Avg. CRE Marketplace Competitor 6x Unique Visitors of the Nearest Competitor Source: SEMRush unique visitors for calendar month ending 9/30/24; U.S. market

$0 $10 $20 $30 $40 $50 $60 $70 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q u a rt e rl y R e v e n u e i n M il li o n s Domestic International LoopNet Revenue Up 5x Since Acquisition $5 Billion North American TAM $15 Billion Global TAM Early Stages of a Massive Global Opportunity

# LoopNet International Expansion Underway

LoopNet Canada loopnet.ca


LoopNet
Find your next commercial property
For Sale
For Lease
Businesses For Sale
Enter a property type
Enter a location
Search
Trends

LoopNet UK loopnet.co.uk


LoopNet
Find your next commercial property
For Sale
For Lease
Enter a property type
Enter a location
Search
Trends

LoopNet Spain loopnet.es


Menú
LoopNet
Iniciar Sesión
Inscribirse
Anunciar
Encuentre su próxima propiedad comercial
Venta
Aquilar
Buscar zona
Buscar una ubicación
Buscar
Tendencias

LoopNet France loopnet.fr


Menu
LoopNet
S'inscrire
Trouvez votre prochaine propriété commerciale
À vendre
À louer
Entrer un type de propriété
Paris
Rechercher
Les tendances

LoopNet CoStar Group

Appendix

Non-GAAP Measures For information regarding the purpose for which management uses the non-GAAP financial measures disclosed in this release and why management believes they provide useful information to investors regarding the CoStar Group Inc.’s (the “Company” of “CoStar Group”) financial condition and results of operations, please refer to the Company’s latest periodic report filed with the Securities and Exchange Commission at www.sec.gov. EBITDA is a non-GAAP financial measure that represents GAAP net income attributable to CoStar Group before interest income or expense, net and other income or expense, net; loss on debt extinguishment; income taxes; depreciation and amortization expense. Adjusted EBITDA is a non-GAAP financial measure that represents EBITDA before stock-based compensation expense, acquisition- and integration-related costs, restructuring costs, and settlements and impairments incurred outside the Company’s ordinary course of business. Adjusted EBITDA margin represents adjusted EBITDA divided by revenues for the period. Non-GAAP net income is a non-GAAP financial measure determined by adjusting GAAP net income attributable to CoStar Group for stock-based compensation expense, acquisition- and integration-related costs, restructuring costs, settlement and impairment costs incurred outside the Company's ordinary course of business and loss on debt extinguishment, as well as amortization of acquired intangible assets and other related costs, and then subtracting an assumed provision for income taxes. In 2024, the Company is assuming a 26% tax rate in order to approximate its statutory corporate tax rate excluding the impact of discrete items. Non-GAAP net income per diluted share is a non-GAAP financial measure that represents non-GAAP net income divided by the number of diluted shares outstanding for the period used in the calculation of GAAP net income per diluted share. For periods with GAAP net losses and non-GAAP net income, the weighted average outstanding shares used to calculate non-GAAP net income per share includes potentially dilutive securities that were excluded from the calculation of GAAP net income per share as the effect was anti-dilutive. Organic revenues and acquired revenues are non-GAAP measures for reporting financial performance of the business. Organic revenues represent total company revenues excluding net revenues from acquired companies for the first four full quarters since the entities’ acquisition date. Acquired revenues represents revenues from acquired companies for the first four full quarters since the entities' acquisition date. After the completion of four full fiscal quarters, changes in revenues of acquired is treated as organic for future periods. For products discontinued after an acquisition, the lesser of the reported revenues or the actual revenues reported is included in acquired revenues.

Reconciliation of Net Income to Non-GAAP Net Income - Unaudited The following table presents a reconciliation of CoStar Group’s Non-GAAP Net Income, including forward-looking guidance Non-GAAP Net Income, to the most directly comparable GAAP financial measure, net income.

Reconciliation of Net Income to Adjusted EBITDA - Unaudited The following table presents a reconciliation of CoStar Group’s Adjusted EBITDA, including forward-looking guidance range Adjusted EBITDA, to the most directly comparable GAAP financial measure, net income.

Use of Operating Metrics and Other Definitions CoStar Group reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans and make strategic decisions. This presentation includes Net New Bookings. Going forward, CoStar Group expects to use these operating metrics on a periodic basis to evaluate and provide investors with insight into the performance of the Company’s subscription-based services. Net New Bookings are calculated based on the annualized amount of change in the Company's sales bookings, resulting from new subscription-based contracts, changes to existing subscription-based contracts and cancellations of subscription-based contracts for the period reported. Information regarding net new bookings is not comparable to, nor should it be substituted for, an analysis of the Company's revenues over time. Other Definitions References to “commercial information and marketplace businesses” refer to our consolidated financial position and results excluding the impact of our Residential brands, which are Homes.com and OnTheMarket. Our “Homes.com Network” consists of the following list of U.S. only brands: Apartments.com, ApartmentFinder, FinderSites, ApartmentHomeLiving, WestSideRentals, ForRent, After55, CorporateHousing, ForRentUniversity, Cozy.com, Off Campus Partners, Homes.com, Homesnap, CitySnap, Land.com, Landandfarm.com, and LandWatch.com. Our “Apartments.com Network” consists of the following list of U.S. only brands: Apartments.com, ApartmentFinder, FinderSites, ApartmentHomeLiving, WestSideRentals, ForRent, After55, CorporateHousing, ForRentUniversity, Cozy.com, Off Campus Partners, rental-only listings on Homes.com. Our “Land.com Network” consists of the following U.S. only brands: Land.com, Landandfarm.com, and LandWatch.com.